UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2006

Enesco Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 Windsor Drive, Itasca, Illinois		60143
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	630-875-5300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 14, 2005, Enesco Group, Inc. signed a commitment letter with LaSalle Business Credit, LLC to arrange a new $75 million senior secured credit facility, which is to replace the existing credit facility with Bank of America, as successor to Fleet National Bank, and LaSalle Bank National Association. Under the letter, the commitment was to close on the new credit facility on or before January 31, 2006. Enesco has received subsequent modifications to its commitment letter from LaSalle Business Credit, LLC, which have extended the expiration date from January 31, 2006 to April 30, 2006.

On April 28, 2006, Enesco received another modification to its commitment letter from LaSalle Business Credit, LLC, extending the expiration date from April 30, 2006 to May 31, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.

April 28, 2006	By:	/s/ Anthony G. Testolin

Name: Anthony G. Testolin
Title: Chief Accounting Officer